Exhibit 77(q)(1)

                                    Exhibits

(a)(1) Abolition of Series of Shares of Beneficial Interest of ING Equity Trust, regarding ING Tax Efficient Equity Fund dated February 25, 2003 --Filed herein.

(a)(2) Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share for ING Equity Trust dated September 2, 2004 for ING Principal Protection Fund XII- Filed herein.

(a)(3) Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share for ING Equity Trust dated June 15, 2004, - Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant's Registration Statement on Form N-1A on June 14, 2004 and incorporated herein by reference.

(a)(4) Plan of Liquidation and Dissolution--ING Tax Efficient Equity Fund effective September 3, 2004--Filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrant's Registration Statement on Form N-1A on November 12, 2004 and incorporated herein by reference.

(e)(1) First Amendment dated September 2, 2004 to Investment Management Agreement between ING Equity Trust and ING Investments, LLC, regarding ING Principal Protection Funds I through XIV dated May 9, 2001 - Filed herein

(e)(2) Amended and Restated Schedule A with respect to the Investment Management Agreement between ING Equity Trust and ING Investments, LLC regarding ING Principal Protection Funds 1 though XIV -- Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A on September 27, 2004 and incorporated herein by reference.

(e)(3) First Amendment dated September 2, 2004 to the Investment Management Agreement between ING Equity Trust and ING Investments, LLC regarding ING Disciplined LargeCap, ING LargeCap Value, ING MidCap Opportunities, ING MidCap Value, ING Real Estate, ING SmallCap Opportunities and ING SmallCap Value Funds dated September 23, 2002 -- Filed herein.

(e)(4) Amended and Restated Schedule A with respect to the Amended and Restated Investment Management Agreement between ING Equity Trust and ING Investments, LLC regarding ING Disciplined LargeCap, ING LargeCap Value, ING MidCap Opportunities, ING MidCap Value, ING Real Estate, ING SmallCap Opportunities and ING SmallCap Value Funds -- Filed herein.

(e)(5) First Amendment dated September 2, 2004 to Investment Management Agreement between ING Equity Trust and ING Investments, LLC regarding ING Financial Services Fund dated September 23, 2002 -- filed herein.

(e)(6) Schedule A with respect to the Investment Management Agreement between ING Equity Trust and ING Investments, LLC regarding ING Financial Services Fund --filed as an exhibit to Post-Effective Amendment No. 58 to the Registrant's Registration Statement filed on Form N-1A on September 27, 2004 and incorporated herein by reference.

(e)(7) First Amendment dated September 2, 2004 to Investment Management Agreement between ING Equity Trust and ING Investments, LLC regarding ING Convertible Fund, ING Equity and Bond Fund and ING LargeCap Growth Fund dated September 23, 2002 -- Filed herein.

(e)(8) Schedule A with respect to the Investment Management Agreement between ING Equity Trust and ING Investments, LLC regarding ING Convertible Fund, ING Equity and Bond Fund and ING LargeCap Growth Fund -- Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant's Registration Statement Filed on Form N-1A on September 27, 2004 and incorporated herein by reference.

(e)(9) Schedule A with respect to the Sub-Advisory Agreement between ING Investments, LLC and ING Clarion Real Estate Securities L.P. regarding ING Real Estate Fund -- Filed as an Exhibit to Post-Effective

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Amendment No. 58 to the Registrant's Registration Statement filed on Form N-1A on September 27, 2004 and incorporated herein by reference.

(e)(10) Amended and Restated Schedule A with respect to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. regarding ING Principal Protection Funds I through XIV - Filed as an exhibit to Post Effective Amendment No. 62 to the Registrant's Registration Statement filed on Form N-1A on December 1, 2004.

(e)(11) Amended Schedule A with respect to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. regarding ING Convertible, ING Disciplined LargeCap, ING Equity and Bond, ING Financial Services, ING MidCap Opportunities, ING SmallCap Opportunities and ING Tax Efficient Equity Funds - Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant's Registration Statement filed on Form N-1A on September 27, 2004 and incorporated herein by reference.

(e)(12) Schedule A with respect to the Sub-Advisory Agreement between ING Investments, LLC and Wellington Management Company, LLP regarding ING LargeCap Growth Fund -- Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant's Registration Statement filed on Form N-1A on September 27, 2004 and incorporated herein by reference.

(e)(13) Amended Schedule A to the Restated Expense Limitation Agreement between ING Equity Trust, ING Investments, LLC and ING Clarion CRA Securities, L.P. -- Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant's Registration Statement filed on Form N-1A on September 27, 2004 and incorporated herein by reference.

(e)(14) Amended Schedule A with respect to the Restated Expense Limitation Agreement between ING Equity Trust, ING Investments, LLC and ING Investment Management Co. - Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant's Registration Statement filed on Form N-1A on September 27, 2004 and incorporated herein by reference.